                                  EXHIBIT 99.5

                                   SWAN CREEK
                                (Hancock County)

                               LEASE FEE SCHEDULE


                                                NEXT      PRIMARY                  ANNUAL
  DATE       LESSOR NAME                        RENT     EXPIRATION    ACREAGE      FEE            LESSOR MAILING ADDRESS
  ----       -----------                        ----     ----------    -------      ---            ----------------------
OCTOBER
------------------------------------------------------------------------------------------------------------------------------------
   10   Moore, Paul & Sharon                  10/10/97    10/10/99        52        $208 00    Rt. 2, Box 244B, Sneedville, TN 37869
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   10   Greene, Randell & Marjorie            10/10/97    10/10/98       105        $420.00    P.O. Box 176, Sneedville, TN 37869
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   14   Big Creek Missionary Baptist Church   10/14/97    10/14/00       0.5        $100.00    c/o Carson Moles, Rt. 2, Box 172,
                                                                                                Sneedville TN 37869
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   26   Hensley, William P. and Lucretia E.   10/26/97    10/26/98       125        $500.00    Rt. 4 Box 268A Sneedville, TN 37869
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   26   Royston, Leno and Mary                10/26/97    10/26/98        65        $260.00    Rt. 4 Box 266, Sneedville, TN 37869
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   26   Sutton, Ralph and Mae Dean            10/26/97    10/26/98        30        $200.00    Box 427, Sneedville, TN 37869
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   27   Russell, Kenneth and Lois             10/26/97    10/26/98      6.25         $25.00    8216 Filson St. Brookville FL 34613
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   27   Brewer, Harrison                      10/27/97    10/27/98        58        $300.00    Rt. 3 Box 426, Sneedville, TN 37869
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     TOTAL ACRES & ANNUAL FEES -OCTOBER                               441.75      $2,013.00
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


                         Hancock Co. Lease Fee Schedule
                                                                          Page 1


                                                NEXT      PRIMARY                ANNUAL
  DATE       LESSOR NAME                        RENT     EXPIRATION  ACREAGE      FEE            LESSOR MAILING ADDRESS
  ----       -----------                        ----     ----------  -------      ---            ----------------------
NOVEMBER
------------------------------------------------------------------------------------------------------------------------------------
   3    Cross, Brian Todd and Deanna Hodge    11/3/97     11/3/98      100 +/-    $100.00   Rt. 4 Box 339B, Sneedville TN 37869
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   6    Bryant, Edmont T.                     11/6/97     11/6/98      110        $440.00   Rt. 4 Box 348, Sneedville, TN 37869
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   6    Lawson, Cecil                         11/6/97     11/6/98      240        $960.00   Rt. 4 Box 337, Sneedville, TN 37869
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   6    Lawson, Laura J.                      11/6/97     11/6/98      300 +/-  $1,200.00   Rt. 4 Box 332, Sneedville, TN 37869
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   6    Lawson, Steven et.al.                 11/6/97     11/6/98      302      $1,208.00   Rt. 4 Box 338, Sneedville, TN 37869
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   6    Portrum, Fred and Melisha             11/6/97     11/6/98       68        $272.00   2112 Washington Av, Morristown TN 37814
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   6    Winkler, Argle                        11/6/97     11/6/98       90        $360.00   Rt. 4 Box 316, Sneedville, TN 37869
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   8    Winkler, Willie and Hester            11/8/97     11/8/96       17         $68.00   Rt. 4 Box 315, Sneedville, TN 37869
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   8    Barnard, Andy                         11/8/97     11/8/98     66.5        $266.00   Rt. 4 Box 248, Sneedville, TN 37869
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   8    Ferguson, Clarence and Teresa         11/8/97     11/8/98       50        $200.00   Rt. 4 Box 284D, Sneedville, TN 37869
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   9    Mitchell, Ester                       11/9/97     11/9/98      100        $400.00   8588 Bobolick, Cincinn. Oh 45231
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  14    Hatfield, George W. and Lona          11/14/97    11/14/98    61.5        $246.00   Rt. 2, Tazewell, TN 37879
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  14    Royston, Gustava                      11/14/97    11/14/98      12         $48.00   Rt. 3, Box 461A, Sneedville, TN 37869
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  16    Shaw, Tommy and Allica                11/16/97    11/16/98       6         $25.00   711 Morningside, Rogersville, TN 37857
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  22    DePriest, Danny and Sharon            11/22/97    11/22/98      47        $188.00   Rt. 4 Box 268, Sneedville, TN 37869
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  27    DePriest, Robert                      11/27/97    11/27/98      50        $200.00   Rt. 3 Box 428F, Sneedville, TN 37869
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  28    Smith, Cheryl R., Etal                11/28/97    11/28/98      65        $260.00   8221 Sherbourne Dr., Knoxville, TN 37923
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        TOTAL ACRES & ANNUAL FEES - NOV.                              1685      $6,441.00
------------------------------------------------------------------------------------------------------------------------------------

                         Hancock Co. Lease Fee Schedule
                                                                          Page 2


                                               NEXT      PRIMARY                ANNUAL
  DATE       LESSOR NAME                       RENT     EXPIRATION  ACREAGE      FEE           LESSOR MAILING ADDRESS
  ----       -----------                       ----     ----------  -------      ---           ----------------------
DECEMBER
------------------------------------------------------------------------------------------------------------------------------------
   1   Lawson, Wiley                         12/1/97     12/1/98      11        $44.00    Rt. 4 Box 334, Sneedville, TN 37869
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   7   Mackey, George W. and Ruby            12/7/97     12/7/98      27       $108.00    Rt. 2 Box 228, Sneedville, TN 37869
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   7   Sutton, Dewey and Tavie               12/7/97     12/7/98     310     $1,240.00    Rt. 3 Box 429, Sneedville, TN 37869

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  10   Cantwell, Archie and Linda           12/10/97    12/10/98      44       $176.00    4398 Woodhaven  Dr. Morristown 37813
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  10   Cantwell, Cesil and Patti            12/10/97    12/10/98      68       $272.00    Timberlake Sub Division, Rogersville 37857
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  10   Cantwell, Kenneth and Katherine      12/10/97    12/10/98    38.7        156.00    Rt. 3 Box 387, Sneedville, TN 37869
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  10   Seals, Rodney and Jennie Mae         12/10/97    12/10/98      92       $368.00    Rt. 3 Box 380A, Sneedville, TN 37869
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  10   Seal, Edith, make ck. pbl:
        Deanna Trent                        12/10/97    12/10/98      90       $360.00    Rt. 3 Box 379, Sneedville, TN 37869
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  10   Trent, Ralph and Deanna              12/10/97    12/10/98      15        $60.00    Rt. 3 Box 379, Sneedville, TN 37869
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  11   Carpenter, Lucille                   12/11/97    12/11/98      25       $100.00    Rt. 2 Box 238, Sneedville, TN 37869
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  11   Jefferson, Wright                    12/11/97    12/11/98      45       $180.00    Rt. 2 Box 244, Sneedville, TN 37869
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  11   Jefferson Jr., Wright                12/11/97    12/11/98      52       $208.00    Rt. 2 Box 244A, Sneedville, TN 37869
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  11   Mackey, Jeptha and Pearl             12/11/97    12/11/98      27       $108.00    Rt. 2 Box 232, Sneedville, TN 37869
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  11   Zeller, Stanley                      12/11/97    12/11/98     108       $432.00    Rt. 2 Box 246A, Sneedville, TN 37869
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  15   Patton, Gary and Lynn                12/15/97    12/15/98      86       $344.00    360 Chaffin Rd. Roswell, GA 30075
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  28   Pierce, Dr. Truett H. and
        Wanda and Gary Hicks                12/28/97    12/28/00     350     $1,400.00    Box 37, Sneedville, TN 37869
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      TOTAL ACRES AND ANNUAL FEES - DECEMBER                    1,386.70     $5,556.00


                         Hancock Co. Lease Fee Schedule
                                                                          Page 3


                                              NEXT      PRIMARY                ANNUAL
  DATE       LESSOR NAME                      RENT     EXPIRATION  ACREAGE      FEE            LESSOR MAILING ADDRESS
  ----       -----------                      ----     ----------  -------      ---            ----------------------
JANUARY
------------------------------------------------------------------------------------------------------------------------------------
   5   Bauer, Virginia and Walter W.       1/5/98      1/5/99      10.5         $42.02    504 W. Aspen, Kanab, UT 84741
------------------------------------------------------------------------------------------------------------------------------------
   5   Carr, Yvonne (trust)                1/5/98      1/5/99     15.54         $62.16    2215 Vina Del Mar, Oxnard CA 93035
------------------------------------------------------------------------------------------------------------------------------------
   5   Dixon, Richard                      1/5/98      1/5/99         5         $20.00    PO Box 249, Bean Station TN 37708

------------------------------------------------------------------------------------------------------------------------------------
   5   Fuller, James M. And Mary B.        1/5/98      1/5/99        10         $40.00    4200 Easton Dr Ste 3, Bakersfield CA 93309
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   5   Hart, William L.                    1/5/98      1/5/99     41.44        $165.76    3112 Solimar Beach Dr. Ventura CA 93001
------------------------------------------------------------------------------------------------------------------------------------
   5   Miller, Donna and Kevin             1/5/98      1/5/99      10.5         $42.02    1589 Wolverton Av, Camarillo CA 93010
------------------------------------------------------------------------------------------------------------------------------------
   5   Powell, Robert                      1/5/98      1/5/99      10.9         $43.60    2101 Pinebrook Dr. Kingsport, TN 37662
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   5   Salzeider, Gary                     1/5/98      1/5/99     20.72         $82.88    1724 13th Av Ct. NW, Puyallup, WA 98371
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   5   Williams, Steven and Lisa           1/5/98      1/5/99      5.25         $21.01    620 Willow Oaks Drive, Ozark, AL 36360
------------------------------------------------------------------------------------------------------------------------------------
   5   Witherspoon, Nancy and Wayne        1/5/98      1/5/99     15.54         $62.16    1375 Sweetwater Av, Camarillo, CA 93010
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   8   Ferguson, Hyle and Diana            1/8/98      1/8/99       100        $400.00    Rt. 2 Box 224, Sneedville, TN 37869
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   8   McCoy, Maude                        1/8/98      1/8/99       100        $400.00    Rt. 2 Box 223, Sneedville, TN 37869
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   9   McCoy, Dale and Mary Lucille        1/9/98      1/9/99        44        $176.00    Rt. 2 Box 223, Sneedville, TN 37869
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  15   Reed, Paul and Lucille             1/15/98     1/15/99       410      $1,640.00                   Sneedville, TN 37869
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  25   Sutton, Darnell                    1/25/98     1/25/99        8          150.00    Rt. 2 Box 160, Tazewell, TN 37860
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       TOTAL ACRES AND ANNUAL FEES - JANUARY                    807.39       $3,347.61
------------------------------------------------------------------------------------------------------------------------------------

                         Hancock Co. Lease Fee Schedule
                                                                          Page 4


                                              NEXT      PRIMARY                ANNUAL
  DATE       LESSOR NAME                      RENT     EXPIRATION  ACREAGE      FEE            LESSOR MAILING ADDRESS
  ----       -----------                      ----     ----------  -------      ---            ----------------------
FEBRUARY
------------------------------------------------------------------------------------------------------------------------------------
  15     Nichols, Earl                         2/15/98     2/15/00    113         $452.00    Rt. 1 Box 289, Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
  15     Testerman, Henry & Joyce              2/15/98     2/15/00    191         $764.00    Rt. 1 Box 179, Kyles Ford TN 37765
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  16     Gibson, Harvey Jr. & Lois             2/16/98     2/16/00     80         $320.00    Rt. 1 Box 340, Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
  16     Umbarger, Mary                        2/16/98     2/16/00     50         $200.00    Rt. 1 Box 194, Kyles Ford TN 37765
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  16     Greene, John and Kathleen             2/16/98     2/16/00     25         $100.00    Rt. 1 Box 347, Kyles Ford TN 37765
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  17     Kirby, Ted                            2/17/98     2/17/00      5          $20.00    Rt. 1 Box 225, Kyles Ford TN 37765
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  17     Wallan, Frank & Kathy                 2/17/98     2/17/00     36         $144.00    Rt. 1 Box 201, Kyles Ford, TN 37765
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  17     Smith, David & Deborah                2/17/98     2/17/00     30         $120.00    Rt. 1 Box 143 Kyles Ford, TN 37765
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  17     Johnson, Rickey & Delois              2/17/98     2/17/00     57         $228.00    Rt. 1 Box 329, Kyles Ford TN 37765
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  17     Johnson, Hugh & Helen                 2/17/98     2/17/00     87         $348.00    Rt. 1 Box 324, Kyles Ford TN 37765
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  19     Testerman, Robert                     2/19/98     2/19/00    101         $404.00    Rt. 1 Box 345, Kyles Ford TN 37765
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  19     Livesay, Mattie                       2/19/98     2/19/00     63         $252.00    Rt. 1 Box 246, Kyles Ford, TN 37765
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  20     Johnson, Roy                          2/20/98     2/20/00     50         $200.00    Rt. 1 Box 348, Kyles Ford, TN 37765
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  20     Kinsler, Robert& Brenda               2/20/98     2/20/99    195         $780.00    Rt. 1 Box 76, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
  20     Gray, Joe and Donna                   2/20/98     2/20/00    112         $448.00    Rt. 1 Box 353AA, Kyles Ford TN 37765
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  21     Dillon, Deborah and James             2/21/98     2/21/00     52         $208.00    Rt. 1 Box 157, Sneedville, TN 37869
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  21     Gilliam, Linburgh                     2/21/98     2/21/00    114         $456.00    Rt. 1 Box 77A, Eidson, TN 37731
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  21     Reed, Warren and Lillie Bell          2/21/98     2/21/99    250       $1,000.00    Rt. 3 Box 429, Sneedville TN 37869
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  21     Gibson, Ulyssus and Rose              2/21/98     2/21/00    115         $460.00    Rt. 1 Box 2015A, Sneedville TN 37869
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  21     Livesay, H.T. And Viola               2/21/98     2/21/00    435       $1,740.00    1414 Chambers St., Rogersville TN 37857
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  21     Albright, L.V. And Judy               2/21/98     2/21/00     34         $136.00    Rt. 1 Box 165, Kyles Ford TN 37765
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  22     Holt, Charles & Maxine                2/22/98     2/22/00   1030       $4,120.00    Rt. 1 Box 97 Eidson, TN 37731
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  22     Gibson, Danny and Janette             2/22/98     2/22/00     35         $140.00    Rt. 1 Box 327 Kyles Ford TN 37765
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  23     Gibson, Goldie                        2/23/98     2/23/00    111         $444.00    Rt. 1 Box 338, Kyles Ford TN 37765
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  23     Kinsler, Hobert & Valice              2/23/98     2/23/00     50         $200.00    Rt. 1 Box 303, Kyles Ford, TN 37765
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  23     Gibson, Harvey Jr. & Lois             2/23/98     2/23/00     12          $48.00    Rt. 1 Box 340, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
  23     Johnson, Ada Lee                      2/23/98     2/23/00    200         $800.00    Rt. 2 Box 36, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
  24     Nichols, Clyde                        2/24/98     2/24/00     42         $168.00    Rt. 1 Box 313, Sneedville, TN 37765
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
                         Hancock Co. Lease Fee Schedule
                                                                          Page 5


                                              NEXT         PRIMARY             ANNUAL
  DATE       LESSOR NAME                      RENT       EXPIRATION  ACREAGE    FEE            LESSOR MAILING ADDRESS
  ----       -----------                      ----       ----------  -------    ---            ----------------------
FEBRUARY (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 24       Kinsler, Homer & Annette             2/24/98     2/24/00    35        $140.00      Rt. 1, Box 176, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 24       Harrell, John                        2/24/98     2/24/00   105        $420.00      Rt. 3, Box 1293, Bean Station, TN 37708
------------------------------------------------------------------------------------------------------------------------------------
 27       Mabe, Luther                         2/27/98     2/27/00    87        $348.00      Rt. 1, Box 156, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 27       Cagle, Jeannette and Cashus          2/27/98     2/27/00   150        $600.00      Rt. 1 Box 153A, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28       Dunsmore, Lillian                    2/28/98     2/28/00    80        $320.00      Rt. 1 Box 343, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28       Nichols, Oscar & Bobbie              2/28/98     2/28/00   150        $600.00      Rt. 1 Box 223, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28       Catron, Bee DECEASED 1996            2/28/98     2/28/00    39        $156.00      Rt. 1 Box 184, Kyles Ford, TN 37765
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 28       Nichols, Lincoln and Bobby           2/28/98     2/28/00     4         $16.00      Rt. 1 Box 223, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28       Johnson, Allen  **payment to:
             Lois Gibson                       2/28/98     2/28/00    14         $56.00      Rt. 1 Box 340, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28       Nichols, Rodger                      2/28/98     2/28/00    13         $52.00      Rt. 1 Box 332, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28       Gibson, Gene                         2/28/98     2/28/00   130        $520.00      Rt. 1 Box 355, Sneedville, TN 37869
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 28       Baker, Johnathan & Barbara           2/28/98     2/28/00    55        $220.00      Rt. 1 #307, Sneedville, TN 37869
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 28       Lamb, Helen Nichols                  2/28/98     2/28/00    25        $100.00      Rt. 1 Box 332, Kyles Ford, TN 37765
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 28       Weston, Barbara Ann                  2/28/98     2/28/00    14         $56.00      Rt. 1 Box 307B Sneedville TN 37869
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 29       Fugate, Ruby                         2-29-98     2/29/00    25        $100.00      Rt. 1 Box 292, Kyles Ford, TN 37765
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 29       Kinsler, Lucian & Geneva
             **payment to: Norma Flennor       2-29-98     2/29/00    25        $100.00      Rt. 1 Box 290, Kyles Ford, TN 37765
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 29       Jarvis, Ray                          2-29-98     2/29/00    17         $68.00      P. O. Box 125, Sneedville, TN 37869
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 29       Wallen, Fred                         2-29-98     2/29/00    30        $120.00      Rt. 1 Box 200, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------

 29       Rogers, Etta  **payment to:
             Martha Nichols                    2-29-98     2/29/00    57        $228.00      Rt. 1 Box 244A, Kyles Ford, TN 37765
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 29       Holt, Lillie                         2-29-98     2/29/00   150        $600.00      Rt. 1 Box 96, Eidson, TN 37765
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          TOTAL ACRES AND ANNUAL FEES - FEBRUARY                    4880     $19,520.00
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


                         Hancock Co. Lease Fee Schedule


                                               NEXT     PRIMARY                ANNUAL
 DATE        LESSOR NAME                       RENT    EXPIRATION  ACREAGE      FEE            LESSOR MAILING ADDRESS
 ----        -----------                       ----    ----------  -------      ---            ----------------------
MARCH
------------------------------------------------------------------------------------------------------------------------------------
 1       Smith, Inez **payment to: David Smith  3/1/98     3/1/00     39        $156.00    Rt. 1 Box 193, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 1       Johnson, Tyler & Virginia              3/1/98     3/1/00     30        $120.00    Rt. 1 Box 221 Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 1       Wagner, G. Michael and
            Elizabeth Kartinganer               3/1/98     3/1/00     87        $348 00    Rt. 1 Box 213, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 1       Presley, Dorothy and Ruby Blair        3/1/98     3/1/00    280      $1,120.00    Rt. 1 Box 50, Eidson, TN 37731
------------------------------------------------------------------------------------------------------------------------------------
 1       Johns, Edna                            3/1/98     3/1/00    105        $420 00    Rt. 1 Box 162, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 1       Presley, Rufus & Dorothy               3/1/98     3/1/00    275      $1,100.00    Rt. 1 Box 50, Eidson, TN 37731
------------------------------------------------------------------------------------------------------------------------------------
 1       Belcher, Tommy & Brenda                3/1/98     3/1/00     35        $140.00    Rt. 1 Box 285, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 2       Snodgrass, Lula Sue                    3/2/98     3/2/00     75        $300.00    1319 Gregreen Ln Lakeland FL 33813
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 2       Snodgrass, John & Fern                 3/2/98     3/2/00     75        $300.00    8401 Malone Rd. Olive Branch MS 38654
------------------------------------------------------------------------------------------------------------------------------------
 2       Snodgrass, Dwight & Patsy              3/2/98     3/2/00     75        $300.00    Rt. 1, Kyles Ford 37765
------------------------------------------------------------------------------------------------------------------------------------
 2       Snodgrass, Bill & Alice                3/2/98     3/2/00     75        $300.00    212 Russell Dr. Rogersville, TN 37857
------------------------------------------------------------------------------------------------------------------------------------
 2       Snodgrass, Dwight & Etal               3/2/98     3/2/00    100        $400.00    Rt. 1 Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 2       Lorenz, Christine & Louis Jr.          3/2/98     3/2/00     75        $300.00    Rt. 1 Box 259B, Kyles Ford, TN 37765

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 2       Sizemore, James                        3/2/98     3/2/00      6         $24.00    Rt. 1 Box 223, Kyles Ford, TN 37765
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 2       Trobaugh, James & Judy                 3/2/98     3/2/00     28        $112.00    2157 Frank Hodge Rd Talbott TN 37877
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 3       Gilliam, Shannon and Marie             3/3/98     3/3/00     25        $100.00    Rt. 1 Box 76 Eidson, TN 37731
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 4       Stewart Nora and Ida Rimes
            **Pyble to Nora Stewart             3/4/98     3/4/00    226        $904.00    Rt. 1 Box 103 Sneedville TN 37869
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 4       Whitney, Damnel, Edith & Ray           3/4/98     3/4/00     91        $364.00    Rt. 1 Box 76 Eidson, TN 37731
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 4       Hurd, Eva                              3/4/98     3/4/00     21         $84.00    Rt. 1 Box 135 Blackwater, VA 24221
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 4       Johnson, John & Minnie                 3/4/98     3/4/00     13         $52.00    Rt. 1 Box 321 Sneedville TN 37869
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 4       Willis, Douglas                        3/4/98     3/4/00      2          $8.00    Rt. 1 Box 198, Kyles Ford TN 37765
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 4       Willis, Zelma                          3/4/98     3/4/00     75        $300.00    Rt. 1 Box 198A, Kyles Ford TN 37765
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 5       Anderson, James & Nancy                3/5/98     3/5/00    283      $1,132.00    220 Lloyd Chapel Rd, Church Hill TN 37642
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 6       Maness, Sterling & Gilbertia           3/6/98     3/6/00     83        $332.00    Rt. 1 Box 216, Kyles Ford TN 37765
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 6       Maness, Gilbertia & Sterling           3/6/98     3/6/00    115        $460.00    Rt. 1 Box 216, Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 6       Willis, John Jr.                       3/6/98     3/6/00     18         $72.00    Rt. 1 Box 230, Kyles Ford TN 37765
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 7       Kinsler, Mark Edward                   3/7/98     3/7/00     58        $232.00    Rt. 1 Box 183, Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 7       Kinsler, Tyler & Jewell                3/7/98     3/2/00     15         $60.00    Rt. 1 Box 196, Kyles Ford TN 37765
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


                         Hancock Co. Lease Fee Schedule
                                                                          Page 7


                                              NEXT      PRIMARY                ANNUAL
 DATE        LESSOR NAME                      RENT     EXPIRATION  ACREAGE      FEE            LESSOR MAILING ADDRESS
 ----        -----------                      ----     ----------  -------      ---            ----------------------
MARCH (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 8       Jones, Ronald & Michael             3/8/98     3/8/00    263      $1,052.00   510 Windsor Forrest Dr., Kingsport, TN 37663

------------------------------------------------------------------------------------------------------------------------------------
 11      Johnson, Clyde, Jr. & Dorothy J.    3/11/98    3/11/00    51        $204.00   1673 Christian Bend Rd, Church Hill, TN 37642
------------------------------------------------------------------------------------------------------------------------------------
 11      Moles, Dayton & Thelma              3/11/98    3/11/00    15         $60.00   Rt. 1, Box 274, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 11      Shelburne, Thomas & Sarah           3/11/98    3/11/00    70        $280.00   P. O. Box 608, Rogersville, TN 37857
------------------------------------------------------------------------------------------------------------------------------------
 11      Stapleton, Edward & Pauline         3/11/98    3/11/00    95        $380.00   538 W. Huntington, Monttelier Ind 47359
------------------------------------------------------------------------------------------------------------------------------------
 11      Wallen, Ronnie                      3/11/98    3/11/00    52        $208.00   117 Wellington Dr. Middlesboro KY 40965
------------------------------------------------------------------------------------------------------------------------------------
 12      Goodman, Calvie
          ** Make check to John Goodman      3/12/98    3/12/00    56        $224.00   Rt. 2 Box 158 Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 12      Johnson, Ada                        3/12/98    3/12/00    45        $180.00   Box 756, Churchville VA 24421
------------------------------------------------------------------------------------------------------------------------------------
 12      Kinsler, Sonny                      3/12/98    3/12/00    20         $80.00   Rt. 1 Box 166 Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 12      Seals, Naomi and Emery              3/12/98    3/12/00    38        $152.00   4218 Stansberry Rd. Morristown TN 37813
------------------------------------------------------------------------------------------------------------------------------------
 13      Collins, Margaret (administrator)   3/13/98    3/13/00   115        $460.00   Rt. 2 Box 340 Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 13      Horton, Charlie                     3/13/98    3/13/00    58        $232.00   948 Melody LN Kingsport TN 37665
------------------------------------------------------------------------------------------------------------------------------------
 13      Livesay, Jerry & Nancy              3/13/98    3/13/00   173        $692.00   Rt. 1 Box 36, Eidson, TN 37731
------------------------------------------------------------------------------------------------------------------------------------
 13      Stout, Ethel                        3/13/98    3/13/00   136        $544.00   Rt. 1 Box 38 Eidson TN 37731
------------------------------------------------------------------------------------------------------------------------------------
 14      Hatfield, Lona                      3/14/98    3/14/00    40        $160.00   Rt. 2 Box 159, Tazewell TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 15      Barger, Ruth                        3/15/98    3/15/00     4         $16.00   921 Myrtle St. Kingsport, TN 37660
------------------------------------------------------------------------------------------------------------------------------------
 15      Nichols, Lee
          **payment to: Clyde Nichols        3/15/98    3/15/00    77        $308.00   Rt. 1 Box 313 Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 15      Turner, Elsie                       3/15/98    3/15/00    45        $180.00   Rt. 1 Box 345, Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 16      Sutton, Dayton & Julia              3/16/98    3/16/00 189.5        $758.00   Rt. 4 IDAS Chapel Rd Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 18      Cope Fred & Nancy
          *Make check to: Fred Cope          3/18/98    3/18/00    80        $320.00   Rt. 4 Box 149 Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 18      Jones, Lewis & Zelma                3/18/98    3/18/00    21         $84.00   Rt. 4 Box 317A Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 19      Lawson, Ray E.                      3/19/98    3/19/00    14         $56.00   Rt. 3 Box 474 Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 20      Anderson, Herbert & Maxine          3/20/98    3/20/00    70        $280.00   160 Lena Dr. Rogersville TN 37857
------------------------------------------------------------------------------------------------------------------------------------
 20      Helton, Doris                       3/20/98    3/20/00    30        $120.00   Rt. 2 Box 157 A Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 20      Sizemore, Guy & Betty               3/20/98    3/20/00   435      $1,740.00   987 Lee Valley Rd. Whitesburg TN 37891
------------------------------------------------------------------------------------------------------------------------------------
 20      Winstead, Robert & Joyce            3/20/98    3/20/00    70        $280.00   Rt. 1 Box 173 Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------

 21      Greene, Rector & Fay                3/21/98    3/21/00    38        $152.00   312 E. Main St. Rt. 1 Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 21      McCoy, Jeff & Polly                 3/21/98    3/21/00    24         $96.00   Rt. 2 Tazewell TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 21      Willis, Walter & Alice              3/21/98    3/21/00    40        $160.00   Rt. 1 Box 185, Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 21      Wilson, Kyle & Ina                  3/21/98    3/21/00    23         $92.00   Rt. 4 Box 280 Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 22      Rogers, Jack                        3/22/98    3/22/00    26        $104.00   Rt. 1 Box 154, Eidson TN 37731
------------------------------------------------------------------------------------------------------------------------------------

                         Hancock Co. Lease Fee Schedule
                                                                         Page 8


                                                NEXT      PRIMARY              ANNUAL
 DATE        LESSOR NAME                        RENT     EXPIRATION  ACREAGE    FEE            LESSOR MAILING ADDRESS
 ----        -----------                        ----     ----------  -------    ---            ----------------------
MARCH (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 22     Reed, Kenneth, Jr. & Penny              3/22/98    3/22/00    35       $140.00     P.O. Box 82, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 24     Hechmer, Francis & Janet                3/24/98    3/24/99    60       $240.00     Rt. 4, Box 342, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 25     Clonce, John & Louise                   3/25/98    3/25/00    32       $128 00     Rt. 3, Box 457, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 26     Ogden, Sarah Elizabeth                  3/26/98    3/26/00    40       $160.00     160 Crossway Rd Brunswick GA
        ** deposit to acct. No. 0090777, Citizens Bank of Sneedville
------------------------------------------------------------------------------------------------------------------------------------
 26     Darnell, Callie Mae                     3/26/98    3/26/00    74       $296.00     1020 Fairway St. Kingsport TN 37665
------------------------------------------------------------------------------------------------------------------------------------
 27     Baker, Carl & Edith                     3/27/98    3/27/00   300     $1,200.00     Rt. 1 Box 264 Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28     Livesay, Elsie (Mrs. Braten)            3/28/98    3/28/00   196       $784.00     Rt. 1 Box 315 Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 28     Snodgrass, Edward & Kelly               3/28/98    3/28/00   116       $464.00     Rt 1 Box 234 Kyles Ford TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 29     Dean, Larry E. & Gail                   3/29/98    3/29/00   143       $572.00     Rt. 4 Box 288 Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 29     Dodson, Earl & Betty                    3/29/98    3/29/00    40       $160.00     Rt. 3 Box 419 Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------

        TOTAL ACRES AND ANNUAL FEES - MARCH                       5834.5    $23,338.00
------------------------------------------------------------------------------------------------------------------------------------



                         Hancock Co. Lease Fee Schedule
                                                                          Page 9


                                              NEXT      PRIMARY                ANNUAL
 DATE        LESSOR NAME                      RENT     EXPIRATION  ACREAGE      FEE            LESSOR MAILING ADDRESS
 ----        -----------                      ----     ----------  -------      ---            ----------------------
APRIL
------------------------------------------------------------------------------------------------------------------------------------
 2       Dodson, Clarence & Joyce               4/2/98     4/2/00     68        $272.00    Rt. 3 Box 416, Sneedville TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 8       Pierce, Dr. Truett H., et al           4/8/98     4/8/99   7650     $10,000.00    P. O. Box 37, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 9       Seal, Jones                            4/9/98     3/9/00     50        $200.00    Rt. 2 Box 168 A Tazewell TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 10      Yeary, Bobby                           4/10/98    4/10/00    40        $160.00    Rt. 2 Box 161 A2 Tazewell TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 10      Smith, Larry and Lois and Linda        4/10/98    4/10/97   133        $532.00    Rt. 2 Box 157, Tazewell TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 11      Reed, Morris & Johnny                  4/11/98    4/11/00    12         $48.00    1465 Windcrest Dr. Morristown TN 37814
         ** Johnny Reed: 13840 Bridlington Ct. Centerville VA 22020
------------------------------------------------------------------------------------------------------------------------------------
 17      Colson, William & Anita                4/17/98    4/17/00    60        $240.00    P. O. Box 27150, Panama City FL 32411
------------------------------------------------------------------------------------------------------------------------------------
 18      Sutton, Hazel                          4/18/98    4/18/00  42.5        $170.00    Rt. 2 Box 158 Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 18      Sutton, Darnell                        4/18/98    4/18/00   102        $408.00    Rt. 2 Box 160 Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 20      Lange, Orville and Doris A.            4/20/98    4/20/00   107        $428.00    5521 Deer Park Dr., Roanoke, VA 24019
------------------------------------------------------------------------------------------------------------------------------------
 22      Tillson, James and Edith               4/22/98    4/27/00    25        $100 00    Rt. 2 Box 20-1, Gore, OK 74435
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL ACRES AND ANNUAL FEES - APRIL                      8289.5     $12,558.00
------------------------------------------------------------------------------------------------------------------------------------

                         Hancock Co. Lease Fee Schedule
                                                                         Page 10


                                           NEXT      PRIMARY                ANNUAL
 DATE        LESSOR NAME                   RENT     EXPIRATION  ACREAGE      FEE           LESSOR MAILING ADDRESS
 ----        -----------                   ----     ----------  -------      ---           ----------------------
MAY
------------------------------------------------------------------------------------------------------------------------------------
 2    Drinnon, Joel                        5/2/98     5/2/00     21        $84.00    Rt. 2, Box 225, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 2    Kinsler, Edith                       5/2/98     5/2/00     71       $284.00    P.O. Box 363 Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 7    Hopkins, Debbie                      5/7/98     5/7/00      8        $32.00    P.O. Box 231, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 8    Davis, Robert J. and Glenda J.       5/8/98     5/8/00     47       $188.00    Rt. 1 Box 361, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 8    Hurst, Stan and Peggy                5/8/98     5/8/00    125       $500.00    Rt. 4 Box 316A, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 8    Wallace, W. Pearl                    5/8/98     5/8/00      6        $24.00    P.O. Box 375, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 10   Rhea, Estate of Victor               5/10/98    5/10/00   115       $460.00    c/o Jewell Brown, Box 303 Rogersville, TN 37857
------------------------------------------------------------------------------------------------------------------------------------
 10   Shelburne, Thomas D. And Sarah C.    5/10/98    5/10/00    70       $280.00    P.O. Box 608, Rogersville, TN 37857
------------------------------------------------------------------------------------------------------------------------------------
 11   Seal, Joe F. And Billie S.           5/11/98    5/11/00    20        $80.00    Rt. 2 Box 207, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 11   Roberts, Wayne and Jeanette          5/11/98    5/11/00   150       $600.00    Rt. 2 Box 212-A, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 13   Barnard, Jack, Etal                  5/13/98    5/13/00  96.5       $386.00    3775 State Highway 33, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 13   Barnard, Jack and Jackie             5/13/98    5/13/00   103       $412.00    3775 State Highway 33, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 13   Barnard, Ethel McDaniel, Etal        5/13/98    5/13/00   175       $700.00    3775 State Highway 33, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 13   Barnard, Jack                        5/13/98    5/13/00   400     $1,600.00    3775 State Highway 33, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 13   Hagan, Ronald, Etal                  5/13/98    5/13/00    86       $344.00    5757 Brights Pike, Russellville, TN 37860
------------------------------------------------------------------------------------------------------------------------------------
 14   Griffin, Janelle and James           5/14/98    5/14/00     6        $24.00    Rt. 4 Box 383, Rutledge, TN 37861
------------------------------------------------------------------------------------------------------------------------------------
 14   Stewart, Eddie and Karen Wallen
       **ck to Karen Wallen                5/14/98    5/14/00    13        $52.00    Rt. 1 Box 103, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 14   Wallen, Dennis A. And Karen          5/14/98    5/14/00    18        $72.00    Rt. 1 Box 103, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 15   Greene, Matt. D. Estate              5/15/98    5/15/00   205       $820.00    Rt. 1 Box 172, Rutledge TN 37861
------------------------------------------------------------------------------------------------------------------------------------
 15   Moles, Carson and Etta               5/15/98    5/15/97   117       $468.00    Rt. 2 Box 172, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 15   Moles, Vester Neal                              5/15/97    51       $204.00    Rt. 3 Box 1035, Bean Station, TN 37708
------------------------------------------------------------------------------------------------------------------------------------
 16   LeBlanc, Tammy                       5/16/98    5/16/00    68       $272.00    Rt. 4 Box 321A, Sneedville, TN 37869

------------------------------------------------------------------------------------------------------------------------------------
 16   Royston, Grady and Phyllis           5/16/98    5/16/00    50       $200.00    Rt. 1 Box 32, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 16   Jefferson, Carl and Wanda            5/16/98    5/16/99     2        $10.00    Rt. 4 Box 320EE, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 17   McCoy, James and Elanor              5/17/98    5/17/00   150       $600.00    Rt. 2 Box 221, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 17   Seal, Horad Seal Estate
        **payable to Myrtle Seal           5/17/98    5/17/00   150       $600.00    Rt. 2 Box 208, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 20   Sutton, James D. And George E.       5/20/98    5/20/99    92       $368.00    3328 Sheila Circle, Whitepine, TN 37890
------------------------------------------------------------------------------------------------------------------------------------
 28   Johnson, Hugh and Helen              5/28/98    5/28/00    25       $100.00    Rt. 1 Box 324, Kyles Ford, TN 37765
------------------------------------------------------------------------------------------------------------------------------------
 31   Seals, Sherwin and Linda                        5/31/97    65       $260.00    Rt. 2 Box 161A, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 31   Johns, Porter and Ruby                          5/31/97   114       $456.00    Rt. 2, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------

      TOTAL ACRES AND ANNUAL FEES - MAY                      2619.5    $10,480.00
------------------------------------------------------------------------------------------------------------------------------------

                         Hancock Co. Lease Fee Schedule
                                                                         Page 11


                                           NEXT    PRIMARY              ANNUAL
 DATE        LESSOR NAME                   RENT   EXPIRATION  ACREAGE    FEE            LESSOR MAILING ADDRESS
 ----        -----------                   ----   ----------  -------    ---            ----------------------
JUNE
------------------------------------------------------------------------------------------------------------------------------------
 1    Turnmire J.C. and Joyce                        6/1/97     93     $372.00   6905 Mulberry Road, Knoxville, TN 37918
------------------------------------------------------------------------------------------------------------------------------------
 7    McDaniel, Jewell, Admin.,
       Est. of Jepp Shockley              6/7/98     6/7/00     60     $240.00   136 Cardwell Drive, Tazewell TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 9    Seal, Ronald W. & Kimberly          6/9/98     6/9/00     25     $100.00   Rt. 2, Box 74, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 18   Moles, Nellie                       6/18/98    6/18/98    86     $344.00   Route 2, Box 164, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
 20   Seal, Clem D. & Lois                6/20/98    6/20/99   288   $1,152.00   Route 2, Box 113, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 20   Wingo, Tom & Peggy                  6/20/98    6/20/00   110     $440.00   Rt. 3, Box 486, Briar Cr. Rd., Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------

 20   Winstead, Carl & Eveline            6/20/98    6/20/00    76     $304.00   Route 3, Box 502, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 24   Seal, Clint and Mae                 6/24/98    6/24/00   140     $560.00   Route 3, Box 292, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 24   Seal, Tony H. & Pat                 6/24/98    6/24/00   101     $404.00   Route 3, Box 483-B, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 24   Seal, Tony H., Timothy D. & Jeff S. 6/24/98    6/24/00   218     $872.00   Route 3, Box 483-B, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 24   Marion, Wilbur & Katherine          6/24/98    6/24/00    25     $100.00   Route 3, Box 506, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 24   White, Randy & Patricia             6/24/98    6/24/00    40     $160.00   Route 3, Box 395, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 25   Louthan, Euna & Charles
       on behalf Everett Sutton Est.      6/25/98    6/25/00   123     $492.00   Rt. 4, Box 239, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 28    Johnson, Kenneth & Tammy           6/28/98    6/28/00    65     $260.00   Rt. 4, Box 203, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 28    Seal, Ora M.                       6/28/98    6/28/00     8      $32.00   Rt. 3, Box 389, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL ACRES & ANNUAL FEES - JUNE                    1458   $5,832.00
------------------------------------------------------------------------------------------------------------------------------------


                         Hancock Co. Lease Fee Schedule


                                       NEXT     PRIMARY              ANNUAL
 DATE        LESSOR NAME               RENT    EXPIRATION  ACREAGE    FEE            LESSOR MAILING ADDRESS
 ----        -----------               ----    ----------  -------    ---            ----------------------
JULY
------------------------------------------------------------------------------------------------------------------------------------
 1   Greene, Bessie Lee & Tillman, Jr. 7/1/98   7/1/99     17       $68.00         Rt. 2, Box 301, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 2   Seal, Tyler C. & Tener            7/2/98   7/2/00    420    $1,680.00         Rt. 3, Box 510, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 2   Reed, Ruby & Heirs,
         Est. Of Lawrence Reed         7/2/98   7/2/00    317    $1,268.00         Rt. 4, Box 264, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 8   Lawson, Ray & Glenda              7/8/98   7/8/00     25      $100.00         Rt. 3, Box 474, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 9   Mathis, Jeff & Barbara            7/9/98   7/90/00    70      $280.00         Rt. 3, Box 740, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------

 9   Bryant, Herman & Ethel            7/9/98   7/9/00      6       $24.00         P. O. Box 223, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 11  Tabor, Jack       Claiborne Co.   7/11/98  7/11/00   465    $1,860.00         600 Sugar Loaf Road, Brevard, NC 28712
------------------------------------------------------------------------------------------------------------------------------------
 11  Cook, Richard A., Jr. And Denese  7/11/98  7/11/00 123.3      $738.00         9449 Decatur Road, Laurel, MD 20723
------------------------------------------------------------------------------------------------------------------------------------
 11  Clonce, Estate of John               Pd.   7/11/97    34      $500.00 (Total) c/o John Clonce,Jr., Rt.3, Box 457,
                                                                                      Sneedville 37869
------------------------------------------------------------------------------------------------------------------------------------
 15  Seal, Wilma G.                       Pd.   7/15/98     4      $100.00 (Total) Rt. 3, Box 376, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 15  Seal, James & Inez                7/15/98  7/15/00    61      $244.00         4023 Old Kentucky Rd., Morristown, TN 37814
------------------------------------------------------------------------------------------------------------------------------------
 16  Pendey Jimmy & Charlotte          7/16/98  7/16/00             $24.00         Rt. 3, Box 492C, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 16  Trent, Buddy                      7/16/98  7/16/00     4       $16.00         Rt. 3, Box 493, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 17  Mills, Mattie L.                  7/17/98  7/17/00     6       $24.00         P. O. Box 346, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 17  Greene, Faye (Mrs. Rector)        7/17/98  7/17/00    36      $144.00         Rt. 1, 312 E. Main St., Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 18  Seal, Mamie Hopkins               7/18/98  7/18/00    43      $172.00         Rt. 3, Box 475, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 23  Lawson, Fay H.                    7/23/98  7/23/00    33      $132.00         Rt. 3, Box 477, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 23  Lawson, Fay H. & Ray E.           7/23/98  7/23/00    35      $140.00         Rt. 3, Box 477, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 25  Seal, Randy & Joyce               7/25/98  7/25/99   210      $840.00         Rt. 1, Box 384, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 26  Mathis, George L. & Bobbie A.     7/26/98  7/26/00    15       $60.00         3116 Westlake Dr., Rogersville, TN 37857
------------------------------------------------------------------------------------------------------------------------------------
 26  Rippy, James & Geneva J.          7/26/98  7/26/99    25      $100.00         2617 W. Crenshaw, Tampa, FL 33614
------------------------------------------------------------------------------------------------------------------------------------
 29  Johnson, Est. Of Glen
         *Chk. To Betty Johnson        7/29/98  7/29/00    44       $176.00        Rt.3, Box 507, Ferguson Rd., Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------

     TOTAL ACRES & ANNUAL FEES - JULY                  1998.3     $8,690.00
------------------------------------------------------------------------------------------------------------------------------------


                         Hancock Co. Lease Fee Schedule


                                           NEXT    PRIMARY              ANNUAL
 DATE        LESSOR NAME                   RENT   EXPIRATION  ACREAGE    FEE            LESSOR MAILING ADDRESS

 ----        -----------                   ----   ----------  -------    ---            ----------------------
AUGUST
------------------------------------------------------------------------------------------------------------------------------------
5    Hardin, E. J. & Betsey
          Claiborne Co.                  8/5/97    8/5/00      250      $1,000.00    Box 162, Tazewell, TN 37879
------------------------------------------------------------------------------------------------------------------------------------
7    Johnson, Ellis, James & Larry
          *Ck. to Ellis                  8/7/97     8/7/00       7         $28.00    Rt. 2, Box 4990, Bean Station, TN 37708
------------------------------------------------------------------------------------------------------------------------------------
8    Seal, Carl                          8/8/97     8/8/00      72        $288.00    P. O. Box 326 Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
13   Reed, Kyle & Ma Jo                  8/13/97    8/13/00     35        $144.00    1518 N. Glen Street, Morristown, TN 37814
------------------------------------------------------------------------------------------------------------------------------------
15   Smith, David & K.D.   Claiborne Co. 8/15/97    8/15/00     56        $224.00    3823 Kingston Pike, Knoxville, TN 37919
------------------------------------------------------------------------------------------------------------------------------------

     TOTAL ACRES AND ANNUAL FEES - AUGUST                      420      $1,680.00
------------------------------------------------------------------------------------------------------------------------------------

                         Hancock Co. Lease Fee Schedule
                                                                         Page 14


                                        NEXT       PRIMARY               ANNUAL
 DATE        LESSOR NAME                RENT      EXPIRATION  ACREAGE     FEE           LESSOR MAILING ADDRESS
 ----        -----------                ----      ----------  -------     ---           ----------------------
SEPT.
------------------------------------------------------------------------------------------------------------------------------------
 4   Pareti, Ronald & Susan             9/4/97     9/4/00    135         $550.00    Rt. 3, Box 394 River Road, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 9   Cantwell, Jeff and Myrtle          9/9/97     9/9/98  166.5         $666.00    Rt. 3, Box 401, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------
 9   Roberts, Hugh, Bruce and J. B.     9/9/97     9/9/98    156         $624.00    2105 Brights Pike, Morristown, TN 37814
------------------------------------------------------------------------------------------------------------------------------------
 9   Roberts, Hugh                      9/9/97     9/9/98     61         $244.00    2105 Brights Pike, Morristown, TN 37814
------------------------------------------------------------------------------------------------------------------------------------
 17  Bailey, Linda S.                   9/17/97    9/17/99    26         $104.00    Route 2, Box 122, Sneedville, TN 37869
------------------------------------------------------------------------------------------------------------------------------------

     TOTAL ACRES AND ANNUAL FEES - SEPTEMBER               544.5       $2,188.00
------------------------------------------------------------------------------------------------------------------------------------

     GRAND TOTAL ACRES AND ANNUAL FEES                  30367.14     $101,643.61
------------------------------------------------------------------------------------------------------------------------------------

                         Hancock Co. Lease Fee Schedule
                                                                         Page 15